SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported):  October 25, 2001


     STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of June 1, 2001 providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2001-10A)


                    STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                  333-35026-18               74-2440858
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                          200 Vesey Street, 20th floor
                               New York, NY 10285
                    (Address of principal executive offices)


Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2001-10A (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of June 1, 2001 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and The Chase Manhattan Bank, as Trustee. On October 25, 2001 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on October 25, 2001 is filed as
               Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   THE CHASE MANHATTAN BANK, not in its
                   individual capacity but solely as Securities Adaministrator under the Agreement referred to herein


Date:  October 29, 2001         By:   /s/ Karen Schluter
                                 Trust Officer

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INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         October 25, 2001

                                  Exhibit 99.1

             Monthly Certificateholder Statement on October 25, 2001

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


     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-10A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     October 25, 2001
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                     Ending
                Face       Principal                                                          Realized   Deferred       Principal
Class          Value       Balance          Principal      Interest              Total         Losses     Interest        Balance
-----------------------------------------------------------------------------------------------------------------------------------
IA1     210,508,000.00   203,747,409.35   2,525,267.88    1,061,184.42     3,586,452.30          0.00      0.00      201,222,141.47
IA2         336,559.00       336,056.30         104.87            0.00           104.87          0.00      0.00          335,951.43
IIA1     73,337,000.00    71,681,387.10   2,587,223.32      403,207.80     2,990,431.12          0.00      0.00       69,094,163.78
IIA2        335,372.00       334,625.34         253.26            0.00           253.26          0.00      0.00          334,372.08
B1        7,526,000.00     7,515,045.75       3,692.97       40,065.21        43,758.18          0.00      0.00        7,511,352.78
B2        3,762,000.00     3,756,524.33       1,846.00       20,027.28        21,873.28          0.00      0.00        3,754,678.33
B3        2,257,000.00     2,253,714.89       1,107.50       12,015.31        13,122.81          0.00      0.00        2,252,607.39
B4          902,000.00       900,687.12         442.61        4,801.86         5,244.47          0.00      0.00          900,244.51
B5        1,052,000.00     1,050,468.85         516.21        5,600.40         6,116.61          0.00      0.00        1,049,952.64
B6        1,062,605.00     1,061,058.56         521.42        5,656.86         6,178.28          0.00      0.00        1,060,537.14
R               100.00             0.00           0.00            0.00             0.00          0.00      0.00                0.00
TOTALS  301,078,636.00   292,636,977.59   5,120,976.04    1,552,559.14     6,673,535.18          0.00      0.00      287,516,001.55

IA3      38,055,358.00             0.00           0.00      189,764.60       189,764.60          0.00      0.00                0.00
IIA3      7,594,054.00             0.00           0.00       42,310.27        42,310.27          0.00      0.00                0.00
-----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                        Current
                         Beginning                                                   Ending              Class        Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                           Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
IA1    86358RDE4    967.88440036    11.99606609      5.04106457    17.03713066     955.88833427          IA1      6.250000 %
IA2    86358RDF1    998.50635401     0.31159470      0.00000000     0.31159470     998.19475931          IA2      0.000000 %
IIA1   86358RDH7    977.42458923    35.27855407      5.49801328    40.77656735     942.14603515          IIA1     6.750000 %
IIA2   86358RDJ3    997.77363644     0.75516143      0.00000000     0.75516143     997.01847501          IIA2     0.000000 %
B1     86358RDL8    998.54447914     0.49069492      5.32357295     5.81426787     998.05378421          B1       6.397600 %
B2     86358RDM6    998.54447900     0.49069644      5.32357257     5.81426901     998.05378256          B2       6.397600 %
B3     86358RDN4    998.54447940     0.49069561      5.32357554     5.81427116     998.05378378          B3       6.397600 %
B4     N/A          998.54447894     0.49069845      5.32356984     5.81426829     998.05378049          B4       6.397600 %
B5     N/A          998.54453422     0.49069392      5.32357414     5.81426806     998.05384030          B5       6.397600 %
B6     N/A          998.54467088     0.49069974      5.32357743     5.81427718     998.05397114          B6       6.397600 %
R      86358RDP9      0.00000000     0.00000000      0.00000000     0.00000000       0.00000000          R        6.250000 %
TOTALS              971.96194814    17.00876591      5.15665662    22.16542252     954.95318223

IA3    86358RDG9       .00000000     0.00000000      4.98654092     4.98654092       0.00000000          IA3      6.250000 %
IIA3   86358RDK0       .00000000     0.00000000      5.57149975     5.57149975       0.00000000          IIA3     6.820000 %
----------------------------------------------------------------------------------------------------   ----------------------------

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     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-10A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     October 25, 2001



Beginning Class IA3 Balance                              36,434,804.02
Approximate Class IA3 Ending Balance                     36,100,500.92

Beginning Class IIA3 Balance                              7,444,621.64
Approximate Class IIA3 Ending Balance                     7,311,716.80

Total Scheduled Principal Amounts                           143,805.71
Group 1 Scheduled Principal Amounts                         102,772.26
Group 2 Scheduled Principal Amounts                          41,033.45

Total Unscheduled Principal Amounts                      4,977,170.32
Group 1 Unscheduled Principal Amounts                    2,428,427.34
Group 2 Unscheduled Principal Amounts                    2,548,742.98

Total Net Liquidation Proceeds                                  0.00
Group 1 Net Liquidation Proceeds                                0.00
Group 2 Net Liquidation Proceeds                                0.00

Total Insurance Proceeds                                        0.00
Group 1 Insurance Proceeds                                      0.00
Group 2 Insurance Proceeds                                      0.00
Aggregate  Advances                                             0.00
Group 1  Aggregate  Advances                                    0.00
Group 2 Aggregate  Advances                                     0.00

Ending Principal Balance                              287,516,002.17
Group 1 Ending Principal Balance                      213,807,846.20
Group 2 Ending Principal Balance                       73,708,155.97

Ending Non-Ap Pool Principal Balance                  286,845,678.37
Group 1 Ending Non-Ap Pool Principal Balance          213,471,894.59
Group 2 Ending Non-Ap Pool Principal Balance           73,373,783.78

Current Period Realized Losses                                  0.00
Group 1 Current Period Realized Losses                          0.00
Group 2 Current Period Realized Losses                          0.00

Fraud Loss Limit                                        6,051,032.00
Bankruptcy Loss Loss Limit                                150,034.00
Special Hazard Loss Loss Limit                          6,769,191.00

Bankruptcy Losses                                               0.00
Group 1 Bankruptcy Losses                                       0.00
Group 2 Bankruptcy Losses                                       0.00

Fraud Losses                                                    0.00
Group 1 Fraud Losses                                            0.00
Group 2 Fraud Losses                                            0.00

Special Hazard Losses                                           0.00
Group 1 Special Hazard Losses                                   0.00
Group 2 Special Hazard Losses                                   0.00

Servicing Fees                                                 67,606.02
Master Servicing Fee (including Retained Interest)              3,212.22
Trustee Fees                                                    1,463.18
Class 2A1 Insurance Premium                                     4,181.41

     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-10A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     October 25, 2001

Sec. 4.03(ix)

        Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

                 Group 1
                -------------
                Category                Number       Principal Balance               Percentage
                1 Month                    12            6,452,717.62                  3.02 %
                2 Month                     0                    0.00                  0.00 %
                3 Month                     1            1,163,601.35                  0.54 %
                Total                      13            7,616,318.97                  3.56 %


                 Group 2
                -------------
                Category                Number       Principal Balance               Percentage
                1 Month                     5            2,743,777.93                  3.72 %
                2 Month                     0                    0.00                  0.00 %
                3 Month                     0                    0.00                  0.00 %
                 Total                      5            2,743,777.93                  3.72 %

                 Group Totals
                -------------
                Category                Number       Principal Balance               Percentage
                1 Month                   17             9,196,495.55                  3.20 %
                2 Month                    0                     0.00                  0.00 %
                3 Month                    1             1,163,601.35                  0.40 %
                 Total                    18            10,360,096.90                  3.60 %


        Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

                 Group 1
                 -----------
                 Number                 Principal Balance               Percentage
                     0                      0.00                 0.00 %

                 Group 2
                 -----------
                 Number                 Principal Balance               Percentage
                   0                      0.00                 0.00 %

                Group Totals
                 -----------
                 Number                 Principal Balance               Percentage
                   0                      0.00                 0.00 %

        Sec. 4.03(x)Number and Aggregate Principal Amounts of REO Loans

                 Group 1
                 -----------
                 Number                 Principal Balance               Percentage
                     0                      0.00                 0.00 %

                 Group 2
                 -----------
                 Number                 Principal Balance               Percentage
                   0                      0.00                 0.00 %

                Group Totals
                 -----------
                 Number                 Principal Balance               Percentage
                   0                      0.00                 0.00 %

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     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-10A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     October 25, 2001

Aggregate Outstanding Interest Shortfalls

Class ia1 shortfall                             0.00
Class ia2 shortfall                             0.00
Class ia3 shortfall                             0.00

Class iia1 shortfall                            0.00
Class iia2 shortfall                            0.00
Class iia3 shortfall                            0.00

Class b1 shortfall                              0.00
Class b2 shortfall                              0.00
Class b3 shortfall                              0.00
Class b4 shortfall                              0.00
Class b5 shortfall                              0.00
Class b6 shortfall                              0.00
Class r shortfall                               0.00

Sec. 4.03(viv)Aggregate Outstanding Prepayment Interest Shortfalls

Class ia1 shortfall                             0.00
Class ia2 shortfall                             0.00
Class ia3 shortfall                             0.00
Class iia1 shortfall                            0.00
Class iia2 shortfall                            0.00
Class iia3 shortfall                            0.00
Class b1 shortfall                              0.00
Class b2 shortfall                              0.00
Class b3 shortfall                              0.00
Class b4 shortfall                              0.00
Class b5 shortfall                              0.00
Class b6 shortfall                              0.00



If there are any questions or comments, please contact the Relationship Manager listed below.

                     ---------------------------------------
                                 Nadezhka  Thomas
                   THE CHASE MANHATTAN BANK - Structured Finance Services
                           450 WEST 33RD STREET, 14th Floor
                            NEW YORK, NEW YORK 10001
                                 (212) 946-8744
                         Email: Nadezhka.Thomas@chase.com
                     ---------------------------------------



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